                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              CVB FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                               CVB FINANCIAL CORP.
                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2001



          TO OUR SHAREHOLDERS:

          The 2001 Annual Meeting of Shareholders of CVB Financial Corp. will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764 on Wednesday, May 16, 2001 at 7:00 p.m. local time.

          At our meeting, we will ask you to act on the following matters:

          1. ELECTION OF DIRECTORS. Elect seven persons to the Board of Directors to serve for a term of one year. The following seven persons are the nominees:

                  George A. Borba           James C. Seley
                  John A. Borba             D. Linn Wiley
                  Ronald O. Kruse           San E. Vaccaro
                  John J. LoPorto

          2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratify the appointment of Deloitte & Touche as independent public accountants for 2001.

          3. OTHER BUSINESS. Transact any other business which properly comes before the meeting.

          Our Bylaws provide for the nomination of directors in the following manner:

          "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee."

          If you were a shareholder of record at the close of business on March 30, 2001, you may vote at the meeting or at any postponement or adjournment of the meeting.

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                    By Order of the Board of Directors



                                    DONNA MARCHESI
                                    Corporate Secretary


Dated:  April 12, 2001

                               PROXY STATEMENT FOR
                               CVB FINANCIAL CORP.
                        701 NORTH HAVEN AVENUE, SUITE 350
                            ONTARIO, CALIFORNIA 91764
                                 (909) 980-4030

          This proxy statement contains information about the annual meeting of shareholders of CVB Financial Corp. to be held on Wednesday, May 16, 2001 beginning at 7:00 p.m., local time, at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, and at any postponements or adjournments of the meeting.

          INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

          We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your vote at the 2001 Annual Meeting of Shareholders.

          This proxy statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

          We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about April 12, 2001 to all shareholders entitled to vote. The record date for those entitled to vote is March 30, 2001. On March 30, 2001, there were 27,752,458 shares of our common stock outstanding. The common stock is our only class of stock outstanding. We are also sending our Annual Report on Form 10-K to shareholders for the year ended December 31, 2000 along with this proxy statement.

HOW DO I VOTE BY PROXY?

          Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

          If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     o    "FOR" the election of all seven nominees for director; and

     o "FOR" ratification of the appointment of Deloitte & Touche as independent accountants for 2001.

          If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the meeting, other than those discussed in this proxy statement.

HOW MANY VOTES DO I HAVE?

          Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. However, in the election of directors, you are entitled to cumulate your votes if you are present at the meeting, the nominee's(s') name(s) have properly been placed in nomination, and a shareholder has given notice at the meeting prior to the actual voting of his intention to vote his shares cumulatively. Cumulative voting allows you to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares you own, or to distribute your votes in the same fashion between two or more nominees. The return of an executed proxy grants the Board of Directors the discretionary authority to also cumulate votes.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

          Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with CVB Financial's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

HOW DO I VOTE IN PERSON?

          If you plan to attend the meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a legal proxy from your broker to vote the shares at the meeting.

WHAT CONSTITUTES A QUORUM?

          The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies which are marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

          The seven nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee. In order to ratify the selection of independent accountants, the proposal must receive the affirmative vote of a majority of the votes represented and voting at the annual meeting which also must be at least a majority of the required quorum. So, if you "abstain" from voting, it will have no effect.

WHAT ARE THE COSTS OF SOLICITATION OF PROXIES?

          We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but CVB Financial's directors, officers and regular employees may solicit proxies personally or by telephone.

Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.



                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF CVB FINANCIAL'S COMMON STOCK?

          The following table shows the beneficial ownership of common stock as of March 30, 2001 by each person we know to be the beneficial owner of more than five percent of the outstanding shares of common stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own CVB Financial's common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell it or you have the right to acquire it within 60 days of March 30, 2001:

            NAME                       ADDRESS                   COMMON STOCK
            ----                       -------                BENEFICIALLY OWNED
                                                           ------------------------
                                                             NUMBER        PERCENT
                                                           OF SHARES       OF CLASS
                                                           ---------       --------
George A. Borba         c/o Citizens Business Bank
                        701 N. Haven Avenue                3,896,223       13.94%
                        Ontario, CA  91764

Charles M. Magistro     c/o Citizens Business Bank
                        701 N. Haven Avenue                1,441,751       5.21%
                        Ontario, CA  91764

HOW MUCH STOCK DO CVB FINANCIAL'S DIRECTORS AND OFFICERS OWN?

          The following table shows the beneficial ownership of CVB Financial's common stock as of March 30, 2001 by (i) our Chief Executive Officer and President; (ii) our four most other highly compensated executive officers in 2000; (iii) each director, all of whom are also nominees for director and (iv) by all directors and executive officers as a group.

                                                                          COMMON STOCK
                                                                       BENEFICIALLY OWNED
----                                                            --------------------------------
                                                                   NUMBER             PERCENT
NAME                                                            OF SHARES (1)       OF CLASS (2)
----                                                            -------------       ------------
George A. Borba (3)
         Chairman of the Board and Nominee                        3,869,223             13.94
John A. Borba (3)
         Director and Nominee                                       902,843              3.25
Ronald O. Kruse (4)
         Director and Nominee                                       650,142              2.35
John J. LoPorto (5)
         Director and Nominee                                       550,779              1.99
James C. Seley (3)
         Director and Nominee                                        93,622               .34
San E. Vaccaro (6)
         Director and Nominee                                       154,148               .55
D. Linn Wiley,
         President, Chief
         Executive Officer, Director and Nominee (7)                543,590              1.96
Frank Basirico, (8)
         Executive Vice President                                    10,532               .04
Edward J. Biebrich, Jr.
         Executive Vice President and
         Chief Financial Officer (9)                                 34,185               .12
Jay W. Coleman,
         Executive Vice President (10)                              145,187               .52
Edwin Pomplun,
         Executive Vice President (11)                               22,309               .08
Current Directors and Executive Officers
         (11 persons) (12)                                        6,976,610             25.14
------------------

*         Less than 1%.

(1) Except as otherwise noted below, each person directly or indirectly has sole or shared voting and investment power with respect to the shares listed.

(2) The percentage for each of these persons or group is based upon the total number of shares of CVB Financial's Common Stock outstanding as of the March 30, 2001 plus the shares which the respective individual or group has the right to acquire within 60 days after March 30, 2001 by the exercise of stock options.

(3) Includes 91,345 shares which each individual can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(4) Includes 54,807 shares which Mr. Kruse can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(5) Includes 73,076 shares which Mr. LoPorto can acquire within 60 days after March 30, 2001 by exercise of stock options. Includes 2,341 shares held by Mr. LoPorto as custodian for his grandchildren.

(6) Includes 90,044 shares which Mr. Vaccaro can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(7) Includes 39,706 shares which Mr. Wiley can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(8) Includes 10,532 shares which Mr. Basirico can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(9) Includes 28,205 shares which Mr. Biebrich can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(10) Includes 92,112 shares which Mr. Coleman can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(11) Includes 20,041 shares which Mr. Pomplun can acquire within 60 days after March 30, 2001 by the exercise of stock options.

(12) Includes 682,558 shares which members of the group can acquire within 60 days after March 30, 2001 by the exercise of stock options.


                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

                        PROPOSAL 1: ELECTION OF DIRECTORS

          We have nominated seven directors for election at the annual meeting, which is the number of slots fixed for the election of directors.

          We will nominate the persons named below, all of whom are present members of CVB Financial Corp.'s Board of Directors, for election to serve until the 2001 Annual Meeting of Shareholders. Each of these persons is also a member of the Board of Directors of our principal subsidiary, Citizens Business Bank. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board.

THE NOMINEES

The directors standing for reelection are:

                                                                                              YEAR FIRST ELECTED
                                                     PRINCIPAL OCCUPATION                        OR APPOINTED
             NAME AND POSITION                        FOR PAST FIVE YEARS            AGE          A DIRECTOR
             -----------------                       --------------------            ---      ------------------
George A. Borba (1)                           Dairy Farmer, George Borba & Son        68             1981
     Chairman of the Board                    Dairy
John A. Borba (1)                             Dairy Farmer, John Borba & Sons         73             1981
     Director
Ronald O. Kruse                               Chairman, Kruse Investment Co.,         62             1981
    Vice Chairman of the Board and Director   Inc. and Feed Commodities, LLC
John J. LoPorto                               Investor                                68             1981
     Director
James C. Seley                                Trustee, Seley Family Trust             59             1996
     Director
San Vaccaro                                   Attorney                                68             1999
     Director
D. Linn Wiley                                 President and Chief Executive           62             1991
    President, Chief Executive Officer        Officer, CVB Financial Corp. and
    and Director                              Citizens Business Bank

-------------------------

(1)       George A. Borba and John A. Borba are brothers.


THE BOARD OF DIRECTORS AND COMMITTEES

          The Board of Directors oversees our business and affairs. The Board also has ten standing committees including an Audit Committee, a Personnel Committee and a Stock Option Committee all of which, except for the Stock Option Committee, are also committees of the Bank. The Board does not have a nominating committee. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the bylaws and in the Notice of Annual Meeting of Shareholders.

AUDIT COMMITTEE

          The audit committee of the board is composed of four (4) members and operates under a written charter adopted by the board of directors. The responsibilities of the audit committee are contained in the Audit Committee Report. The audit committee during fiscal year 2000 consisted of Messrs. John Borba, Kruse, LoPorto and Seley. Each of the members is "independent," as defined by our policies and the American Stock Exchange listing standards.

AUDIT COMMITTEE REPORT

          The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

          The audit committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of CVB Financial Corp.

          The Audit Committee Charter adopted by the board sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Annex A.

          Pursuant to the charter, the audit committee has, among others, the following responsibilities:

o    To monitor the preparation of quarterly and annual financial reports;
o To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors, including internal audit plans; and
o To review the general scope of the annual audit and the fees charged by the independent auditors.
o To review significant findings reported by bank regulators and management's responses to such findings.

          In discharging its oversight responsibility the audit committee has met and held discussions with management and Deloitte & Touche, LLP, the independent auditors for CVB Financial Corp.. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

          The audit committee also obtained from the independent auditors a formal written statement describing all relationships between CVB Financial Corp. and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

          Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the Board of
Directors:

Dated:  March 28, 2001

THE AUDIT COMMITTEE

JOHN BORBA

RONALD KRUSE

JOHN LOPORTO

JAMES SELEY


THE PERSONNEL COMMITTEE

          In 2000, Mr. George Borba chaired the Personnel Committee, which held three (3) meetings during 2000. Messrs. G. Borba, J. Borba, R. Kruse, J. LoPorto, J. Seley, S. Vaccaro and D.L. Wiley are also members of this committee. This committee approves issues related to the compensation of the officers and employees of Citizens Business Bank.

THE STOCK OPTION COMMITTEE

          In 2000, Mr. LoPorto chaired the Stock Option Committee, which held six (6) meetings during 2000. Messrs. J. Borba, R. Kruse, J. Seley and S. Vacarro also served on this committee in 2000. The Stock Option Committee administers our stock option plan, including making decisions regarding the grant of options.

THE NUMBER OF MEETINGS ATTENDED

          During 2000, the Board of Directors held fifteen (15) meetings, and the Board of Directors of the Bank held thirteen (13) meetings. All of the directors of CVB Financial and Citizens Business Bank during 2000 attended at least 75% of the aggregate of (i) the total number of CVB Financial and Citizens Business Bank Board meetings and (ii) the total number of meetings held by all committees of the Board of Directors of CVB Financial or Citizens Business Bank on which he served during 2000.

                             EXECUTIVE COMPENSATION

HOW DO WE COMPENSATE DIRECTORS?

          We compensate our directors and the directors of Citizens Business Bank with a fee for attendance at Board and committee meetings. Each director received $3,221 per month for Board and Committee meetings, except for the Chairman of the Board (Mr. George Borba) who received $9,201 per month for attendance at such meetings. Mr. Wiley does not receive any fees for serving as a director of CVB Financial Corp. or Citizens Business Bank. We paid a total of $303,672 in 2000 as directors' fees. Pursuant to CVB Financial Corp.'s 1991 stock option plan, each of CVB Financial's non-employee directors is entitled to receive stock options. All of CVB Financial directors have received their full grant except for Mr. Seley, who became a director in 1996 and Mr. Vaccaro who became a director in 1999. Mr. Seley and Mr. Vaccaro received immediately vested options to purchase 18,270 shares of stock at an exercise price of $14.32 and $15.34 per share respectively under the 1991 Plan in the year 2000, as adjusted for our 10% stock dividend on January 22, 2001. In addition, under the CVB Financial Corp. 2000 Option Plan, all of the directors, including Mr. Seley and Mr. Vaccaro received on August 16, 2000 grants of options to purchase 27,500 shares of CVB Financial Corp. common stock at an exercise price of $14.72 (as adjusted for our 10% stock dividend distributed on January 22, 2001). These options were granted over a five-year period after each non-employee director completed a year of service with CVB Financial. In addition, CVB Financial pays a health insurance premium for each of our non-employee directors. In 2000, the premium averaged approximately $7,771 for each non-employee director.

HOW DO WE COMPENSATE EXECUTIVE OFFICERS?

     Summary of Cash and Certain Other Compensation

          The tables on pages 12-14 show salaries and bonuses paid during the last three years, options granted in fiscal 2000 and 2000 fiscal year-end option values for our Chief Executive Officer and our next four most highly compensated executive officers who are our named executives.

                           SUMMARY COMPENSATION TABLE

                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                                                                    ------------
                                                                           ANNUAL COMPENSATION         AWARDS
                                                         -----------------------------------------  ------------
                                                                                  OTHER ANNUAL                        ALL OTHER
       NAME AND PRINCIPAL POSITION              YEAR      SALARY($)  BONUS($)   COMPENSATION($)(1)   OPTIONS(2)   COMPENSATION($)(3)
-------------------------------------------  ----------- ----------- --------  -------------------  ------------  ------------------
D. LINN WILEY                                   2000     400,000     325,612            --               27,500        12,800
President and Chief Executive                   1999     390,000     323,700            --                   --        12,800
  Officer of the Company and                    1998     380,000     303,240            --               37,813        12,800
  the Bank

FRANK BASIRICO                                  2000     165,000      69,303            --                5,500        12,800
Executive Vice President and                    1999     155,000      69,750            --                   --        12,800
  Senior Loan Officer of the                    1998     145,000      54,375            --                   --        12,800
  Bank

JAY W. COLEMAN                                  2000     176,000      44,882            --                5,500        12,800
Executive Vice President of                     1999     169,000      76,050            --                   --        12,800
  Sales and Service Division                    1998     162,500      59,719            --                7,563        12,800
  of the Bank

EDWIN POMPLUN                                   2000     130,000      42,902                              5,500        12,800
Executive Vice President                        1999     123,600      38,934            --                   --        12,800
  and Trust Division                            1998     120,000      45,000            --                3,025        12,053
  Manager of the Bank

EDWARD  J. BIEBRICH, JR.                        2000     173,500      67,668                              5,500        12,800
Chief Financial Officer of                      1999     166,500      72,428            --                   --        12,800
  the Company and Executive Vice                1998     160,000      66,000            --               45,376           -
  President/Chief Financial
   Officer of the Bank

---------------------

(1) The amount of the aggregate of the other annual compensation did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for the particular executive officer.

(2) Represents stock options we granted, retroactively adjusted, as appropriate, for the 10% stock dividend distributed in January 2001, the five for four stock split paid in January 2000 and the 10% stock dividend distributed in January 1999.

(3) Represents amounts the Bank contributed to the Profit Sharing Plan and allocated to the Named Executives' vested or unvested account under such plan.

     Option Exercises and Holdings

          The following tables provide information with respect to the named executive officers concerning the grant of stock options during the year 2000 and their exercise of options during the 2000 fiscal year and their year-end option holdings. We have retroactively updated the share numbers in this table to take into account the ten percent (10%) stock dividend we distributed on January 22, 2001.


                              OPTION GRANTS IN 2000

                                                                                          Potential Realizable
                                                                                            Value at Assumed
                                                                                             Annual Rates of
                                                                                               Stock Price
                                                                                              Appreciation
                                                Individual Grants                            for Option Term
                                                -----------------                            ---------------
                                 Number of
                                 Securities      Percent of
                                 Underlying    Total Options    Exercise
                                 Options          Granted        or Base
                                 Granted        To Employees      Price      Expiration
          Name                   (#)(1)           in 2000      ($/Sh)(#)(1)     Date      5% ($)     10% ($)
          ----                   ---------        -------      ------------  ----------   ------     -------
    D. Linn Wiley                   27,500          9.1%              14.72    8-16-10    254,576    645,146

    Frank Basirico                   5,500         1.81%              14.21    6-21-10     49,151    124,558

    Edward J.                        5,500         1.81%              14.21    6-21-10     49,151    124,558
    Biebrich, Jr.

    Jay W. Coleman                   5,500         1.81%              14.21    6-21-10     49,151    124,558

    Edwin Pomplun                    5,500         1.81%              14.21    6-21-10     49,151    124,558


(1) Retroactively adjusted for the ten percent stock dividend we paid on January 22, 2001. The options vest at the rate of 20% over a five year period and expire ten years from the date of grant. The exercise price for the grants is the fair market value on the date of grant.

               AGGREGATED OPTION(1) EXERCISES IN FISCAL YEAR 2000
                        AND FISCAL YEAR-END OPTION VALUES


                            Shares Acquired                                                        Value of Unexercised
                            on Exercise(2)                           Number of Unexercised        In-the-Money Options at
          Name                    (#)         Value Realized ($)  Options at 12/31/00 (#)(2)          12/31/00 ($)(3)
                                                                  ---------------------------- ------------------------------
                                                                  Exercisable  Unexercisable    Exercisable   Unexercisable
-------------------------- ------------------ ------------------- ------------ --------------- ------------------------------
D. Linn Wiley                   160,020           $1,962,649           17,019          50,188          44,621         95,824
Frank Basirico                    --                  --                   --          15,483              --        119,123
Jay W. Coleman                    --                  --               92,112          10,038       1,296,475         22,025
Edwin Pomplun                     --                  --               20,040          15,710         171,186         84,671
Edward J. Biebrich, Jr.           --                  --               27,224          23,652           8,439         21,027

---------------------------

(1) We have no plans pursuant to which stock appreciation rights may be granted.

(2) Retroactively adjusted for the ten percent stock dividend we distributed on January 22, 2001.

(3) Value of unexercised "in-the-money" options is the difference between the fair market value of the securities underlying the options and the exercise or base price of the options as of December 31, 2000.

EMPLOYMENT AGREEMENT WITH OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

          On August 8, 1991, we entered into an employment agreement with Mr. Wiley which sets forth his compensation as President and Chief Executive Officer of CVB Financial and Citizens Business Bank. The agreement provides for an annual base salary of at least $300,000. This base salary is reviewed and adjusted on an annual basis at the discretion of the Board of Directors. The agreement further provides for Mr. Wiley to receive an annual bonus of $200,000 for each year after 1991, although Mr. Wiley's actual bonus may be more or less than $200,000 depending on the attainment of certain performance goals. In the event there is a change in control of CVB Financial, or Mr. Wiley is terminated for any reason, other than for cause, he is entitled to receive a sum equal to one year's base salary at the rate being paid to him at the time he is terminated, unless he accepts employment with the acquiring company. Additionally, the agreement provides for certain other benefits, including an option grant, which was made in 1991, the use of an automobile, a country club membership, participation in the Bank's Profit Sharing Plan and medical and life insurance benefits.

          In addition, pursuant to the terms of our 1991 Stock Option Plan and 2000 Stock Option Plan, upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which we will not be the surviving or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which we are the surviving corporation but the shares of our stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, all outstanding options Mr. Wiley may hold under the our 1991 and 2000 Stock Option Plans, whether vested or not vested, will become immediately exercisable.

SEVERANCE COMPENSATION AGREEMENTS WITH CERTAIN OTHER EXECUTIVE OFFICERS

          In March 2001, the Bank entered into new severance compensation agreements with its executive officers. These agreements provide that in the event a "Change of Control," as described below, occurs during the executive's employment and (i) the executive's employment is terminated by us or Citizens Business Bank or any successor, other than for cause, within one year of the completion of such Change of Control, or (ii) the executive terminates or resigns employment for Good Reason, as described below, within one year of the completion of a Change in Control, the executive shall receive an amount equal to the executive's annual base compensation for the last calendar year immediately preceding the Change in Control. This amount will be paid in a lump sum within five days after the effective date of termination of the executive's employment.

        A "Change in Control" occurs if, among other things:

          (i) any person or group, other than a director serving since March 2001 acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition) ownership of stock of the Company or the Bank possessing more than 50% of the total voting power of the Company's or the Bank's stock;

          (ii) majority of the members of the Company's or the Bank's directors is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's or the Bank's board prior to the date of the appointment or election;

          (iii) a merger occurs where the holders of the Bank's or the Company's voting stock immediately prior to the effective date of such merger own less than 50% of the voting stock of the entity surviving such merger; or

          (iv) any one person or group, acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank that have a total fair market value greater than 50% of the total fair market value of all of the Bank's assets immediately before the acquisition or acquisitions. A transfer of assets will not be treated as a change in the ownership of such assets if the assets are transferred to:

               (A) an entity, 50% or more of the total value or voting power of which is owned directly or indirectly by CVB Financial or Citizens Business Bank prior to the acquisition;

               (B) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of CVB Financial or Citizens Business Bank prior to the acquisition; or

               (C) an entity, at least 50% of the total value or voting power is owned, directly or indirectly by a person who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of Citizens Business Bank prior to the acquisition.

          "Good Reason" includes (i) the executive's then current level of annual base salary or employee benefit coverage is reduced; (ii) the executive suffers a material diminution in, among others, title, authority or responsibilities; or (iii) the executive's principal business office is relocated by more than fifty miles from its existing location.

          In addition, pursuant to the terms of CVB Financial's 1991 and 2000 Stock Option Plans, upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which CVB Financial will not be the surviving or resulting corporation, or a sale of substantially all the assets of CVB Financial to another person, or a reverse merger in which CVB Financial is the surviving corporation but the shares of CVB Financial's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, all outstanding options under CVB Financial's 1991 and 2000 Stock Option Plans, whether vested or not vested, become immediately exercisable.

REPORT ON EXECUTIVE COMPENSATION

          The Report of the Personnel Committee and the Stock Option Committee should not be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference.


                        REPORT OF THE PERSONNEL COMMITTEE

                         AND THE STOCK OPTION COMMITTEE


WHAT IS OUR PHILOSOPHY ON EXECUTIVE COMPENSATION?

          We have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. Our compensation practices encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.

          There are three principal components of the executive compensation program. They include base salary compensation, bonus compensation (performance compensation) and long-term incentive compensation.

BASE SALARY

          For 2000, we determined the base salary compensation for each of the Company's executive officers. This includes all of the named executives. We predicate the base salary on the executive's ability, experience and past and potential performance and contribution to CVB Financial and Citizens Business Bank. The base salary range is based, in part, on our analysis of salary surveys from the California Bankers Association and the Salary Information Retrieval System survey prepared by Organization Resource Counselors, Inc. Furthermore, we establish the base salary so that we will have the ability to increase these base salaries in future years based on the executive's performance.

          We will evaluate and adjust the range of each executive's base salary, if appropriate, in subsequent years, based on future salary surveys, comparable salary information and other considerations. Base salary adjustments for each executive will be predicated primarily on performance. We conduct performance evaluations at least annually. We base the evaluations on results achieved. These results are measured against specific performance standards established at the beginning or during the course of the year. For example, specific performance standards include, among other things, deposit growth, loan growth, fee income, expense control, net earnings, return on equity and return on assets.

BONUS

          We base bonus compensation on Citizens Business Bank's return on equity and other specific performance criteria. Citizens Business Bank must achieve a minimum return on equity for anyone to be eligible for a bonus. This criterion provided for a minimum return on average equity of 15% for 2000. Citizens Business Bank's actual return on average equity for 2000 was 22.39%. The individual performance objectives and standards relate to specific results where the executive has substantial influence and accountability.

WHAT KIND OF LONG-TERM INCENTIVE COMPENSATION DOES CVB FINANCIAL OFFER?

          We have two compensation plans that provide long-term incentives for our executive officers. They include a Stock Option Plan and a Profit Sharing Plan. Stock options have previously been awarded under our 1991 Plan, pursuant to which grants can no longer be made in 2001, and our 2000 Stock Option Plan which was approved by our Board of Directors and Shareholders last year.

          The 2000 Stock Option Plan aligns the interests of key employees, including the Named Executives, with those of our shareholders. We provide these employees with an incentive to achieve superior performance by granting them long-term options to purchase Company Common Stock at a fixed exercise price that equals the fair market value of the underlying stock on the date of the grant. The Stock Option Committee administers the Stock Option Plan. This committee has the authority to select the key employees eligible for the stock options and the number of options they will receive. The members of the Stock Option Committee do not utilize any performance goals in determining the number of options to be granted, nor do they consider the number of options previously granted to an executive officer. Rather, the members base the award of stock options on their own analysis of that employee's contribution to CVB Financial, including an assessment of the employee's responsibilities, as well as the employee's commitment to CVB Financial's future. The amount of compensation an optionee may receive pursuant to the option is based solely on an increase in the value of the Company's common stock after the date of the grant or award.

          In 2000, the Stock Option Committee awarded 49,500 stock options to the Company's executive officers under the Company's 2000 Stock Option Plan, as adjusted for our stock dividend paid on January 22, 2001. Stock options awarded under the 2000 Stock Option Plan qualify for exclusion under Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation paid to certain executive officers, as performance-based compensation.

          The Profit Sharing Plan primarily provides retirement benefits to all eligible employees, including Named Executives. It also has death and disability features. Employees become eligible upon completing at least one year of service. Annual contributions are made solely by CVB Financial. These contributions are entirely discretionary, and are approved by the Board of Directors based on CVB Financial's earnings and return on equity. For 2000, CVB Financial contributed $1,349,018 or 8% of total employee base salary and bonus, to the Profit Sharing Plan. We allocate contributions proportionately to the accounts of plan participants based on their base salaries and bonus. Plan participants become fully vested in these amounts upon reaching seven years of service.

HOW DO WE COMPENSATE OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER?

          Mr. Wiley, the President and Chief Executive Officer of CVB Financial and the Bank, received compensation for his services during 2000 based primarily upon his rights under his employment agreement with CVB Financial and Citizens Business Bank. We discuss this contract under the heading "Employment Agreement with Our President and Chief Executive Officer." Mr. Wiley is also eligible to receive a discretionary annual bonus pursuant to his employment agreement. We base his bonus on specific performance achievements as outlined above for other executive officers. Mr. Wiley may receive a bonus of up to and including 83% of his base salary under this plan. He received an annual bonus of $325,612, or 81% of base salary, for his services in 2000. This bonus was predicated on return on average equity, asset management earnings, turnover and operating efficiency. In addition to the benefits his employment agreement provides, Mr. Wiley is an eligible participant in our Profit Sharing Plan and an eligible participant under our 2000 Stock Option Plan. In 2000, the Stock Option Committee awarded Mr. Wiley options to purchase 27,500 shares of common stock, as adjusted for our 2001 stock dividend. He also received a vested allocation of $12,800 for 2000 under our profit sharing plan. This represents his proportionate share of the aggregate employer contribution authorized by the Board of Directors for 2000.

Dated:  March 28, 2001

                             THE PERSONNEL COMMITTEE
                             GEORGE A. BORBA, Chairman
                             JOHN A. BORBA
                             RONALD O. KRUSE
                             JOHN LoPORTO
                             JAMES C. SELEY
                             D. LINN WILEY
                             SAN E. VACCARO

                             THE STOCK OPTION COMMITTEE

                             JOHN BORBA
                             RONALD O. KRUSE
                             JOHN J. LoPORTO, Chairman
                             JAMES C. SELEY
                             SAN E. VACCARO


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          None of the members of the Personnel Committee or the Stock Option Committee during 2000 has ever been an officer or employee of CVB Financial or any of its subsidiaries, except for Mr. Wiley, who is the President and Chief Executive Officer of CVB Financial and the Bank and a member of the Personnel Committee. The Personnel Committee made all decisions regarding compensation of executive officers during 2000, other than those related to stock options or the base salary of Mr. Wiley.

PERFORMANCE GRAPH

          The following graph compares the yearly percentage change in CVB Financial's cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index comprised by Media General Financial Services, Inc. of banks and bank holding companies in the "Pacific States," which are Alaska, Arizona, California, Hawaii, Montana, Nevada, North Dakota, South Dakota, Oregon, Utah, Washington and Wyoming (the industry group line depicted below). The graph assumes an initial investment of $100 and reinvestment of dividends. Points on the graph represent the performance as of the last business day of each of the years indicated. The graph is not necessarily indicative of future price performance.

          The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this graph by reference.





                                 [INSERT GRAPH]









            Period Ended December 31, 1995 Through December 31, 2000


                             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                                 1996         1997         1998         1999        2000
CVB Financial Corp.               100           155.81       308.96       285.41       299.67      283.22
Industry Index                    100           125.29       225.60       211.29       215.43      249.28
AMEX Market Index                 100           105.52       126.97       125.25       156.15      154.23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Some of the directors and executive officers of CVB Financial and the companies with which they are associated were customers of, and had banking transactions with, Citizens Business Bank in the ordinary course of its business during 2000, and the Bank expects to have such banking transactions in the future. Citizens Business Bank made all of these loans and commitments on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness. In our opinion, these transactions did not involve more than a normal risk of collectibility or present other unfavorable features.

DID DIRECTORS AND OFFICERS COMPLY WITH THEIR SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE REQUIREMENTS IN 2000?

          Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of CVB Financial's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. The SEC requires executive officers, directors and greater than ten-percent shareholders to furnish to us copies of all Section 16(a) forms they file.

          Based solely on our review of these reports and of certifications furnished to us, we believe that during the fiscal year ended December 31, 2000 all executive officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for Mr. Basirico who filed four Forms 4 late relating to 7 transactions in connection with the sale of shares and Mr. Coleman who filed one Form 4 late relating to one transaction in connection with the sale of shares.

       THE BOARD RECOMMENDS A VOTE "FOR" ALL SEVEN NOMINEES FOR DIRECTOR.


                                   PROPOSAL 2
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          We have appointed Deloitte & Touche as independent public accountants for the year ending December 31, 2001. The Audit Committee recommended the appointment of Deloitte & Touche to the Board. Deloitte & Touche, who performed our audit services in 2000, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission, has served as our accountants since 1986. Deloitte & Touche performed all of its services in 2000 at customary rates and terms.

INDEPENDENT AUDITORS

Fees

          The following table sets forth the aggregate fees CVB Financial Corp. incurred for audit and non-audit services provided by Deloitte & Touche, LLP, who acted as independent auditors for the fiscal year ending 2000 and performed CVB Financial Corp. audit services in fiscal year 2000. The table lists audit fees, financial information systems design and implementation fees, and other fees.

                                                                                           DECEMBER 31, 2000
Audit Fees............................................................................     $114,000
Financial Information Systems Design and Implementation Fees..........................     $0
Other Fees (including internal audit fees and asset management fees)..................     $184,750

          The audit committee has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Deloitte & Touche, LLP.

          Representatives of Deloitte & Touche will be present at the meeting, will be available to respond to your appropriate questions and will be able to make such statements as they desire. If you do not ratify the selection of independent accountants, the Audit Committee and the Board will reconsider the appointment. However, even if you ratify the selection, the Board may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of CVB Financial and our shareholders.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                                THE SELECTION OF
                 DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT
                              ACCOUNTANTS FOR 2001.


                                  ANNUAL REPORT

          Together with this Proxy Statement, CVB Financial has distributed to each of its shareholders our 2000 Summary Annual Report and Annual Report on Form 10-K to shareholders for the year ended December 31, 2000, which includes the consolidated financial statements of CVB Financial and its subsidiaries and the report thereon of Deloitte & Touche, CVB Financial's independent public accountants. If you did not receive them, we will send them to you without charge.

          The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please write to:

Donna Marchesi, Secretary
CVB Financial Corp.
701 North Haven Avenue
Suite 350
Ontario, California 91764

In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information filed with them.

                            PROPOSALS OF SHAREHOLDERS

          If you wish to submit a proposal for consideration at our 2002 Annual Meeting of Shareholders, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934. To be eligible for inclusion in the Company's proxy statement and proxy materials, our Corporate Secretary must receive your proposals no later than December 13, 2001.

          In addition, in the event a shareholder proposal is not submitted to the Company prior to February 27, 2002, the proxy to be solicited by the Board of Directors for the 2001 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2001 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

Dated:  April 12, 2001                  CVB FINANCIAL CORP.



                                        By___________________
                                           D. Linn Wiley
                                           President and Chief Executive Officer

                                     ANNEX A

                             CVB FINANCIAL CORP. AND
                             CITIZENS BUSINESS BANK
                             AUDIT COMMITTEE CHARTER
                                    JUNE 2000


COMMITTEE FUNCTION

The Audit Committee ("Committee") of the Boards of Directors ("Boards") of CVB Financial Corp. ("CVB") and Citizens Business Bank ("Bank"), collectively the Company, will assist the Board in fulfilling its fiduciary responsibility to the shareholders, depositors and investment community relating to the quality and integrity of the Company's accounting systems, financial reporting process, and overall internal control structure. In so doing the Committee shall:

          1. Review the Reports of Internal Audits, the Company's independent certified public accountants (external audits), bank examiners, and other information submitted by bank management.

          2. Review quarterly and annual financial statements with the independent public accountants and approve them for inclusion in the Company's reports to shareholders.

          3. Report its activities to the Boards, making recommendations for such changes in the manner in which the Company is doing business as are deemed advisable.

          4. Carry out its fiduciary responsibilities in an informed and vigilant manner to ensure compliance with laws and regulations relating to safety and soundness.

          5. Employ such resources in the performance of its duties, including access to separate legal counsel, as it may deem necessary.


ORGANIZATION AND MEMBERSHIP

The Audit Committee shall have at least three members and shall consist of only Board members who:

          1. Are appointed by the Boards from time to time.

          2. Are not officers or employees of the Company nor any of its subsidiaries.

          3. Have banking or related financial management expertise and be able to read and understand fundamental financial statements or become able to understand such financial statements within a reasonable time after being appointed to the Audit Committee.

          4. Designate a Chairman ("Chairman") to preside over regularly scheduled monthly meetings and report Committee actions and recommendations to the Boards.

          5. Have at least one (1) Member with accounting or related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication.

RESPONSIBILITIES

The Audit Committee, acting on behalf of the Boards of Directors, shall meet at least monthly to:

A. Complete the following responsibilities relating to internal audits.

          1. Approve the selection of auditing firms that will conduct the internal audits.

          2. Review and approve the Internal Audit Plan and Engagement Letter.

          3. Review audit agreed upon procedures.

          4. Review results of significant audit findings and management's response.

          5. Review periodic progress reports on the Internal Audit Plan.

          6. Ensure that the independent accountants deliver to the Audit Committee a formal written statement on at least an annual basis delineating all relationships between the Company and the accountants. The Audit Committee shall also engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountants report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountants' independence.

B. Complete the following responsibilities in relation to the Company's independent public accountants (external auditors).

          1. Select and recommend annually, to the Boards, the appointment of the Company's independent public accountants.

          2. Review independence, qualifications, the annual Engagement Letter, audit scope and related services.

          3. Review the Company's quarterly financial statements and audited annual financial statements with the independent public accountants and approve their inclusion in the Company's quarterly and annual reports to shareholders.

          4. Review the Company's audited financial statements in relation to meeting the requirements of an annual Director's examination, related notes, the accountant's opinion to be rendered in connection therewith, and any unresolved disagreements with management concerning accounting or disclosure matters.

          5. Review their report regarding management's assertions on internal controls and compliance with laws and regulations.

The Company's independent public accountants (external auditors) are ultimately accountable to the Audit Committee and the Board of Directors.

C. Review significant findings reported by bank regulators, management's related responses and monitor corrective actions on major deficiencies noted.

D. Review management's annual report on its responsibility for preparing financial statements, establishing and maintaining an adequate internal control structure and procedures for financial reporting, and for complying with certain laws and regulations.

E. Perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

(Side 1 of Card)

                               CVB FINANCIAL CORP.
             REVOCABLE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2001
                 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

          I/we hereby nominate, constitute and appoint John A. Borba, John J. LoPorto and James C. Seley, and each of them, their attorneys, agents and proxies, with full powers of substitution to each, to attend and act as proxy or proxies at the 2001 Annual Meeting of Shareholders of CVB FINANCIAL CORP. which will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, on Wednesday, May 16, 2001, at 7:00 p.m., and at any and all adjournments thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

          1.        ELECTION OF DIRECTORS.

                           FOR all nominees listed below (except as indicated to the contrary below). Discretionary authority to cumulate votes is granted to the Board.

                           WITHHOLD AUTHORITY to vote for all nominees listed below

          Nominees: George A. Borba, John A. Borba, Ronald O. Kruse, John J. LoPorto, James C. Seley, San E. Vaccaro and D. Linn Wiley.

          INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee(s) write that nominee's(s') name in the space below.

                ------------------------------------------------

          2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE as independent public accountants of the Company for the year ending December 31, 2001.

                           FOR

                           AGAINST

                           ABSTAIN

          3. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. IF ANY OTHER MATTER IS PRESENTED, YOUR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, OR, IF NO RECOMMENDATION IS GIVEN, IN THEIR OWN DISCRETION. The Board of Directors at present knows of no other business to be presented at the Meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

(Side 2 of Card)

                           PLEASE SIGN AND DATE BELOW

                  I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the notice of Annual Meeting and the Proxy Statement which accompanies the notice.



Dated:  _________________, 2001



Signed:  ______________________________


Signed:  ______________________________

          Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.


                                       2